                                                                EXHIBIT h(15)(d)



                                 AMENDMENT NO. 3
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated September 21, 1996, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Pruco Life Insurance Company, an Arizona life insurance company and Pruco Securities Corporation, a New Jersey corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A


FUNDS AVAILABLE UNDER                       SEPARATE ACCOUNTS                            POLICIES FUNDED BY THE
THE POLICIES                                UTILIZING THE FUNDS                          SEPARATE ACCOUNTS
------------------------------------------- -------------------------------------------- ------------------------------------------
AIM V.I. Growth and Income Fund             Pruco Life Flexible Premium                  Discovery Select Annuity
AIM V.I. Value Fund                         Variable Annuity Account,                    Contract
                                            established June 16, 1995

                                            Pruco Life Variable                          Variable Universal Life
                                            Appreciable Account,                         Insurance Policy
                                            established January 13, 1984

                                            Pruco Life Variable                          PruSelect I Variable Universal Life
                                            Universal Account,                           Policy
                                            established April 17, 1989

                                            Pruco Life Variable                          PruSelect II Variable Universal Life
                                            Universal Account,                           Policy
                                            established April 17, 1989

                                            Pruco Life Variable                          PruSelect III Variable Universal Life
                                            Universal Account,                           Policy
                                            established April 17, 1989

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: 11-8-99
                -------

                                    AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ NANCY L. MARTIN         By: /s/ ROBERT H. GRAHAM
       ---------------------------     -------------------------------
Name:   Nancy L. Martin             Name:   Robert H. Graham
Title:  Assistant Secretary         Title:  President

(SEAL)



                                    A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN         By: /s/ MICHAEL J. CEMO
       ---------------------------     -------------------------------
Name:   Nancy L. Martin             Name:   Michael J. Cemo
Title:  Assistant Secretary         Title:  President

(SEAL)

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                                        PRUCO LIFE INSURANCE COMPANY


Attest: /s/ THOMAS C. CASTANO           By:      /s/ DENNIS G. SULLIVAN
       ---------------------------              -------------------------------

Name:   Thomas C. Castano               Name:    DENNIS G. SULLIVAN
       ---------------------------              -------------------------------

Title:  Assistant Secretary             Title:   VP & CHIEF ACCOUNTING OFFICER
       ---------------------------              -------------------------------

(SEAL)




                                        PRUCO SECURITIES CORPORATION


Attest: /s/ THOMAS C. CASTANO           By:      /s/ CLIFFORD KIRSCH
       ---------------------------              -------------------------------

Name:   Thomas C. Castano               Name:    CLIFFORD KIRSCH
       ---------------------------              -------------------------------

Title:  Assistant Secretary             Title:   CHIEF LEGAL OFFICER
       ---------------------------              -------------------------------

(SEAL)



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